Exhibit 99.2

Safety Shot Inc. and Yerbae Brands Corp.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2025

	As of March 31, 2025				As of March 31, 2025
	Safety Shot, Inc. (Historical)	Yerbae Brands Corp. (Historical)	Transaction Accounting Adjustments		Pro Forma Combined

ASSETS
Current assets:
Cash and cash equivalents	$329,285	$526,187	$(526,187)	A	$329,285
Marketable Securities	54,720	241,863			296,583
Inventory	338,995	-			338,995
Accounts Receivable	28,704	751,863			780,567
Prepaid expenses	2,230,285	406,261			2,636,546
Investment in SRM & Affiliates	3,000	-			3,000
Investment in Yerbae Brands	525,000				525,000
Notes Receivable	521,444	-			521,444
Other current assets	-	150,000			150,000
Total current assets	4,031,433	2,076,174	(526,187)		5,581,420
Non-current assets:
Right of Use assets	252,435	95,137			347,572
Goodwill	-	-	12,858,429	B	12,858,429
Intangible assets, net of amortization	4,325,859	-	2,728,000	C	7,053,859
Fixed assets, net of depreciation	85,064	11,628			96,692
Total non-current assets	4,663,358	106,765	15,586,429		20,356,552
TOTAL ASSETS	$8,694,791	$2,182,939	$15,060,242		$25,937,972

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ DEFICIT
Accounts payable	$2,841,666	$3,109,753			$5,951,419
Convertible note payable	5,341,875	-			5,341,875
Current portion of lease liability	223,835	121,025			344,860
Accrued liabilities	729,768	1,298,186	500,000	D	2,527,954
Covid-19 SBA Loan	48,132	-			48,132
Notes payable, current portion	-	4,635,989			4,635,989
Notes payable, related party	-	346,500			346,500
Advances	-	525,000			525,000
Total current liabilities	9,185,276	10,036,453	500,000		19,721,729
Non-current liabilities:
Long term portion of lease liability	52,153	4,422	-		56,575
Notes payable, non-current portion	-	2,306			2,306
Total non-current liabilities	52,153	6,728	-		58,881
Total liabilities	9,237,429	10,043,181	500,000		19,780,610

COMMITMENTS AND CONTINGENCIES

Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 100,000 shares authorized, of which none are issued and outstanding	-	-	-		-
Common stock, $0.001 par value, 100,000,000 shares authorized, of which 75,176,604 shares were issued and outstanding as of March 31, 2025	75,177	-	20,000	E	95,177
Preferred shares - 100,000,000 authorized, zero issued and outstanding as of December 31, 2024	-	-			-
Common shares - without par value, 65,922,869 shares issued and outstanding at March 31, 2025	-	-			-
Additional paid-in capital	117,854,689	40,577,864	7,180,000	E	125,034,689
			(40,577,864	)F
Common stock payable	1,944,776	-			1,944,776
Accumulated deficit	(120,417,280)	(48,438,106)	48,438,106	F	(120,917,280)
			(500,000	)D
Total stockholders’ equity (deficit)	(542,638)	(7,860,242)	14,560,242		6,157,362
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)	$8,694,791	$2,182,939	$15,060,242		$25,937,972

Check	-	-	-		-

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The pro forma adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2025 are as follows:

(A) Reflects the removal of Yerbae’s cash and cash that will not be acquired as part of the transaction.

(B) Represents goodwill recognized as part of the transaction.

(C) Represents the fair value of intangible asset recognized as part of the transaction.

(D) Represents estimated transaction costs incurred related to the transactions subsequent to March 31, 2025. The transactions costs have been expensed in accordance with ASC 805.

(E) Represents increase to equity based on the 20 million shares to be issued by the acquirer.

(F) Represents reversal of Yerbae’s additional-paid-in-capital and accumulated deficit balance due to the acquisition.

On August 14, 2023, SRM Entertainment, Inc. (“SRM”), completed its purchase of SRM Entertainment, Ltd, previously a wholly owned subsidiary of the Company and consummated its Initial Public Offering (“IPO”). Pursuant to the sale, the Company received 4,500,000 shares of SRM’s common stock. At June 23, 2025, the Company held 1,847,142 of SRM ‘s common stock, which are considered marketable securities. SRM has a lock-up agreement with the Company covering 1,847,142 shares, under the terms of which the Company has agreed not to sell any shares until January 2026. As of March 31, 2025, the shares of SRM were valued at $0.41 per share, or approximately $1.0 million. As of June 26, 2025 the shares of SRM were valued at $7.96 per share, or approximately $14.7 million, resulting in an increase of equity of approximately $13.7 million.

Safety Shot Inc. and Yerbae Brands Corp.

Unaudited Pro Forma Condensed Combined Detailed Adjusted Statement of Operations

Three Months Ended March 31, 2025

	Three Months Ended March 31, 2025				Three Months Ended March 31, 2025
	Safety Shot, Inc. (Historical)	Yerbae Brands Corp. (Historical)	Transaction Accounting Adjustments		Pro Forma Combined

Sales	$42,101	$1,213,883			$1,255,984
Cost of sales	21,112	703,684	-		724,796
Gross profit	20,989	510,199	-		531,188

Operating expenses:
General and administrative	5,411,324	3,192,573			8,603,897
Amortization			41,515	AA
Sales and marketing	-	213,443			213,443
Total operating costs and expenses	5,411,324	3,406,016	41,515		8,817,340
					-
Income (loss) from operations	(5,390,335)	(2,895,817)	(41,515)		(8,327,667)
Other income (expense):
Interest income	11,376	68,240			79,616
Interest expense	(103,450)	(504,205)			(607,655)
Other income / (expense)	(25,080)	-			(25,080)
Gain (loss) on sale of Mkt Sec	180,556	-			180,556
Total other income (expense)	63,402	(435,965)	-		(372,563)
Net loss from continuing operations	(5,326,933)	(3,331,782)	(41,515)		(8,700,230)
	-	-
Historical and pro forma shares outstanding	69,258,402				89,258,402
.
Historical and pro forma net loss per share based on continuing operations:
Basic and diluted	$(0.08)				$(0.10)

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2025 are as follows:

(AA) Represents amortization of intangible assets stemming from tradenames-trade secrets and non-compete agreements. The non-compete agreements were fully amortized during the proforma period ending December 31, 2023.

Safety Shot Inc. and Yerbae Brands Corp.

Unaudited Pro Forma Condensed Combined Detailed Adjusted Statement of Operations

Year Ended December 31, 2024

	Year Ended December 31, 2024				Year Ended December 31, 2024
	Safety Shot, Inc. (Historical)	Yerbae Brands Corp. (Historical)	Transaction Accounting Adjustments		Pro Forma Combined

Sales	$701,967	$5,905,541			$6,607,508
Cost of sales	3,147,724	2,891,334	-		6,039,058
Gross profit	(2,445,757)	3,014,207	-		568,450

Operating expenses:
General and administrative	39,611,915	11,058,479	500,000	CC	51,170,394
Amortization			403,160	BB
Sales and marketing	-	1,239,443			1,239,443
Total operating costs and expenses	39,611,915	12,297,922	903,160		52,409,837
					-
Income (loss) from operations	(42,057,672)	(9,283,715)	(903,160)		(52,244,547)
Other income (expense):
Interest income	57,602	-			57,602
Interest expense	(175,927)	(1,334,972)			(1,510,899)
Other income / (expense)	(5,373,426)	-			(5,373,426)
Unrecognized loss on equity investment	(862,407)	-			(862,407)
Realized Gain/Loss on sale of stock	-	-			-
Gain (loss) on sale of Mkt Sec	-	-			-
Total other income (expense)	(6,354,158)	(1,334,972)	-		(7,689,130)
Net loss from continuing operations	(48,411,830)	(10,618,687)	(903,160)		(59,933,677)
	-	-
Historical and pro forma shares outstanding	54,441,190	62,258,734			74,441,190

Historical and pro forma net loss per share based on continuing operations:
Basic and diluted	$(0.91)	$(0.17)			$(0.81)

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 are as follows:

(BB) Represents amortization of intangible assets stemming from tradenames-trade secrets and non-compete agreements. The non-compete agreements were fully amortized during the proforma period ending December 31, 2023.

(CC) Represents estimated transaction costs incurred related to the transactions subsequent to December 31, 2024.

Safety Shot Inc. and Yerbae Brands Corp.

EPS

All periods

Three Months Ended March 31, 2025

Pro forma net loss from continuing operations	$(8,700,230)
Weighted average shares outstanding of common stock - basic and diluted	89,258,402
Net income per share attributable to common stockholders - basic and diluted	$(0.10)

Three Months Ended March 31, 2025
Safety Shot historical weighted average shares outstanding	69,258,402
Shares issued as consideration	20,000,000
Pro forma shares outstanding	89,258,402

Year Ended December 31, 2024

Pro forma net loss from continuing operations	$(59,933,677)
Weighted average shares outstanding of common stock - basic and diluted	74,441,190
Net income per share attributable to common stockholders - basic and diluted	$(0.81)

Year Ended December 31, 2024
Safety Shot historical weighted average shares outstanding	54,441,190
Shares issued as consideration	20,000,000
Pro forma shares outstanding	74,441,190

Safety Shot Inc.

Historical Balance Sheet

As of March 31, 2025

(Quantities as stated)

Safety Shot Inc.
	March 31, 2025	March 31, 2025
	(in dollars)	(in thousands)

Assets:
Current assets:
Cash	$329,285	$329
Marketable Securities	54,720	55
Inventory	338,995	339
Accounts Receivable	28,704	29
Prepaid expenses and deposits	2,230,285	2,230
Investment in SRM & Affiliates	3,000	3
Investment in Yerbae Brands	525,000	525
Notes Receivable	521,444	521
Total current assets	4,031,433	4,031

Right of Use assets	252,435	252
Intangible assets, net of amortization	4,325,859	4,326
Fixed assets, net of depreciation	85,064	85
Total assets	8,694,791	8,694

Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	2,841,666	2,842
Convertible note payable	5,341,875	5,342
Current portion of lease liability	223,835	224
Accrued liabilities	729,768	730
Covid-19 SBA Loan	48,132	48
Total current liabilities	9,185,276	9,186

Long term portion of lease liability	52,153	52
Total liabilities	9,237,429	9,238

Preferred stock, $0.001 par value, 100,000 shares authorized, of which none are issued and outstanding	-	-
Common stock, $0.001 par value, 100,000,000 shares authorized, of which 75,176,604 shares were issued and outstanding as of March 31, 2025	75,177	75
Additional paid-in capital	117,854,689	117,855
Common stock payable	1,944,776	1,945
Accumulated deficit	(120,417,280)	(120,417)
Total Stockholders’ Equity	(542,638)	(542)

Total Liabilities and Stockholders’ Equity	8,694,791	8,696

Check	-	(2)

Safety Shot Inc.

Condensed Statement of Operations

For the Three Months Ended March 31, 2025

(Quantities as stated)

Safety Shot Inc.
	For the Three Months Ended March 31, 2025
	(in dollars)	(in thousands)
Revenue
Sales	42,101	42
Cost of sales	21,112	21
Gross profit	20,989	21

Operating expenses
General and administrative expenses	5,411,324	5,411
Total operating expenses	(5,411,324)	(5,411)

Other income (expense)
Interest income	11,376	11
Interest expense	(103,450)	(103)
Other income / (expense)	(25,080)	(25)
Gain (loss) on sale of Mkt Sec	180,556	181
Total other income (expense)	63,402	64

Loss from continuing operations	(5,326,933)	(5,327)

Loss from discontinued operations	-	-

Net loss	(5,326,933)	(5,327)

Basic and diluted net loss per common share	$(0.08)
Weighted average shares outstanding, basic and diluted, non-redeemable shares	69,258,402

Statement of Cash Flows
For the Three Months Ended March 31, 2025

Net cash used in continuing operating activities	$(4,628,114)
Net cash used in investing activities	(363,388)
Net cash provided by financing activities	4,971,971

Safety Shot Inc.

Condensed Statement of Operations

For the Year Ended December 31, 2024

(Quantities as stated)

Safety Shot Inc.
	For the Year Ended December 31, 2024
	(in dollars)	(in thousands)
Revenue
Sales	701,967	702
Cost of sales	3,147,724	3,148
Gross profit	(2,445,757)	(2,446)

Operating expenses
General and administrative expenses	39,611,915	39,612
Total operating expenses	(39,611,915)	(39,612)

Other income (expense)
Interest income	57,602	58
Interest expense	(175,927)	(176)
Other income (expense)	(5,373,426)	(5,373)
Unrecognized gain / (loss) on equity investment	(862,407)	(862)
Total other income (expense)	(6,354,158)	(6,353)

Loss from continuing operations	(48,411,830)	(48,412)

Basic and diluted net loss per common share	$(0.91)
Weighted average shares outstanding, basic and diluted, non-redeemable shares	54,441,190

Statement of Cash Flows
For the Year Ended December 31, 2024

Net cash used in operating activities	$(18,089,748)
Net cash used in investing activities	(4,939)
Net cash provided by financing activities	15,607,955

Yerbae Brands Corp.

Historical Balance Sheet

As of March 31, 2205

(Quantities as stated)

Safety Shot Inc.
	As of March 31, 2205	As of March 31, 2205

Assets
Current Assets:
Cash and cash equivalents	$526,187	$526
Accounts receivable	241,863	243
Inventory	751,863	752
Prepaid expenses	406,261	406
Other current assets	150,000	150
Total current assets	2,076,174	2,077
Non-current assets:
Property, plant and equipment, net	11,628	12
Right of use asset	95,137	95
Total non-current assets	106,765	107

Total Assets	2,182,939	2,184

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	3,109,753	3,110
Accrued expenses	1,298,186	1,298
Notes payable, current portion	4,635,989	4,636
Notes payable, related party	346,500	347
Lease liability, current portion	121,025	121
Advances	525,000	525
Total current liabilities	10,036,453	10,037

Non-current liabilities:
Notes payable, non-current portion	4,422	4
Lease liability, non-current portion	2,306	2
Total non-current liabilities	6,728	6

Total liabilities	10,043,181	10,043

Commitments and Contingencies

Stockholders’ equity:
Preferred shares - 100,000,000 authorized, zero issued and outstanding as of March 31, 2025	-	-
Common shares - without par value, 65,922,869 shares issued and outstanding at March 31, 2025	-	-
Additional paid-in capital	40,577,864	40,578
Accumulated deficit	(48,438,106)	(48,438)
Total stockholders’ equity (deficit)	(7,860,242)	(7,860)
Total liabilities, redeemable preferred stock and stockholders’ (deficit)	2,182,939	2,183

Check	-	1

Yerbae Brands Corp.

Historical Consolidated Income Statement

Three Months Ended March 31, 2025

(Quantities as stated)

Yerbae Brands Corp.
	Three Months Ended March 31, 2025	Three Months Ended March 31, 2025

Revenues	1,213,883	1,214
Costs of sales	703,684	704
Gross profit	510,199	510

Operating expenses:
General and administrative	3,192,573	3,193
Sales and marketing	213,443	213
Total operating costs and expenses	3,406,016	3,406

Income (loss) from operations	(2,895,817)	(2,896)

Other income (expense):
Interest income	68,240	68
Interest expense	(504,205)	(504)
Total other (expense) income	(435,965)	(436)

Net loss before income taxes	(3,331,782)	(3,332)
Income tax expense	-	-
Net loss	(3,331,782)	(3,332)

Weighted average Common shares outstanding - basic	64,314,872

Basic and diluted loss per share	$(0.05)

Statement of Cash Flows

Net cash used in Operating Activities	$(212,062)
Net cash used in Investing Activities	16,000
Net cash provided by Financing Activities	598,035

Yerbae Brands Corp.

Historical Consolidated Income Statement

Three Months Ended March 31, 2025

(Quantities as stated)

Yerbae Brands Corp.
	Three Months Ended March 31, 2025	Three Months Ended March 31, 2025

Revenues	5,905,541	5,906
Costs of sales	2,891,334	2,891
Gross profit	3,014,207	3,015

Operating expenses:
General and administrative	11,058,479	11,058
Sales and marketing	1,239,443	1,239
Total operating costs and expenses	12,297,922	12,297

Income (loss) from operations	(9,283,715)	(9,282)

Other income (expense):
Interest and accretion expense	(1,334,972)	(1,335)

Net loss before income taxes	(10,618,687)	(10,617)
Income tax expense	-	-
Net loss	(10,618,687)	(10,617)

Weighted average Common shares outstanding - basic	62,258,734

Basic and diluted loss per share	$(0.17)

Statement of Cash Flows
For the Year Ended
December 31, 2024
Net cash used in Operating Activities	$(3,656,779)
Net cash used in Investing Activities	-
Net cash provided by Financing Activities	2,803,620

Date Inputs

Safety Shot Inc. and Yerbae Brands Corp.

As of March 31, 2025

(As stated)

Purpose:

To list the entities involved, periods presented, and financial statement characteristics of the acquisition.

Entities

Combined Entities:	Safety Shot Inc. and Yerbae Brands Corp.
Legal Acquirer:	Safety Shot Inc.
Legal Acquiree:	Yerbae Brands Corp.
Accounting Acquirer:	Safety Shot Inc.
Accounting Acquiree:	Yerbae Brands Corp.

Periods presented

Acquisition Date

Balance Sheet

Safety Shot Inc.	As of March 31, 2025	March 31, 2025	March 31, 2025 10-Q
Yerbae Brands Corp.	As of March 31, 2025	March 31, 2205	March 31, 2025 10-Q

Income Statement

Safety Shot Inc.	Three Months Ended March 31, 2025	March 31, 2025	March 31, 2025 Financials
Yerbae Brands Corp.	Three Months Ended March 31, 2025	March 31, 2025	March 31, 2025 10-Q
Safety Shot Inc.	Year Ended December 31, 2024	December 31, 2024	December 31, 2024 Financials
Yerbae Brands Corp.	Year Ended December 31, 2024	December 31, 2024	December 31, 2024 10-K